UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)

April 25, 2005

1st CENTENNIAL BANCORP

(Exact Name of Registrant as Specified in its Charter)

California	000-29105	91-1995265
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

218 East State Street, Redlands, California 92373

(Address of Principal Executive Offices) (Zip Code)

(909) 798-3611

(Registrant’s Telephone Number including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Item 9.01	Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

Press Release	Dated April 25, 2005 announcing appointment of Chief Credit Officer.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(c)	Appointment of Principal Executive Officer

On April 25, 2005, 1st Centennial Bancorp (“1st Centennial”) issued a press release in which it announced the appointment of John P. Lang as Executive Vice President and Chief Credit Officer of 1st Centennial Bank. The release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

John P. Lang is 58 years of age. He was previously with OneCentral Bank, Glendale, California, where he served as Senior Credit Officer and Chief Financial Officer from 1987 through 1997. He was also with Citizens Business Bank, Ontario, California, where he served as Director of Finance and Accounting from 1998 through 2001, then later as Director of Finance and Investments from 2001 through 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 25, 2005	1st CENTENNIAL BANCORP

	By:	/s/ Beth Sanders
Beth Sanders
Chief Financial Officer
(Principal Accounting Officer, and officer
authorized to sign on behalf of registrant)

EXHIBIT INDEX

Exhibit No.	Description	Page

99.1	Press release dated April 25, 2005, announcing the appointment of John P. Lang as Executive Vice President and Chief Credit Officer of 1st Centennial Bank.	5